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                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                     NYLIAC VARIABLE UNIVERSAL LIFE PROVIDER

                                  INVESTING IN
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I


                     Supplement dated August 27, 2004
      to the Statement of Additional Information ("SAI") dated May 1, 2004

This supplement amends the May 1, 2004 SAI for the New York Life Insurance and Annuity Corporation's NYLIAC Variable Universal Life Provider policies (the "Policies"). You should read this information carefully before you invest. This Supplement is not valid unless it is read in conjunction with the May 1, 2004 SAI for the Policies. The terms we use in this supplement have the same meanings as in the SAI for the Policies.

The second paragraph on page 15 of the SAI, under the heading Sales and Other Agreements, is deleted in its entirety and replaced by the following:

            The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors are as follows:

            Commissions paid during the first Policy Year will not exceed 50% of the premiums paid to a policy's commission target premium, plus 3.0% (4.0% from September 1, 2004 through December 31, 2004) of premiums paid in excess of such amount.

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                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010